UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23368

1WS Credit Income Fund

(Exact name of registrant as specified in charter)

299 Park Avenue, 25th Floor

New York, New York 10171

(Address of principal executive offices)

Kurt A. Locher

c/o 1WS Credit Income Fund

Chief Executive Officer

299 Park Avenue, 25th Floor

New York, New York 10171

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (212) 377-4810

Date of fiscal year end:	October 31

Date of reporting period:	March 4, 2019 – April 30, 2019

Item 1.	Reports to Stockholders.

1WS Capital Advisors

# 1WS Credit Income Fund

Nasdaq:
OWSCX (Class I)

Semi-annual Report
April 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.1wscapital.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling (833) 834-4923 or by contacting or your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (833) 834-4923 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary.

Table of Contents

Management Commentary	2
Consolidated Schedule of Investments	4
Consolidated Statement of Assets and Liabilities	7
Consolidated Statement of Operations	8
Consolidated Statement of Changes in Net Assets	9
Consolidated Financial Highlights	10
Notes to Consolidated Financial Statements	11
Approval of Investment Advisory Agreement	20
Additional Information	22

1WS Credit Income Fund	Management Commentary

April 30, 2019 (Unaudited)

The 1WS Credit Income Fund (the “Fund”) launched in March 2019 with initial capital contributions of approximately $58 million. The Fund is a non-diversified, closed-end investment company with an investment objective seeking attractive risk-adjusted total returns through generating income and capital appreciation by investing primarily in a wide array of structured credit and securitized debt instruments.

Market Backdrop and Performance Update:

Since the Fund's commencement on March 4, 2019 through April 30, 2019, portfolio activity has focused on seeking to identify a diverse set of attractive investment opportunities within structured credit to deploy the initial capital contribution. Most of our investment activity has been in the secondary markets. We are not only endeavoring to allocate to sectors that we believe offer value but also attempting to identify attractive individual securities in those sectors to add to the overall value proposition.

The broader market during this brief period was characterized by a continued recovery in credit markets from the significant cheapening that occurred during the fourth quarter of 2018. Rather than being a headwind to late-cycle economic growth, the Federal Reserve1 recently indicated a willingness to forgo further rate hikes and other monetary tightening policies for the foreseeable future in support of continued growth. Following this news, the S&P 5002 gained 5.34% over the two month period, while the ICE BofAML US High Yield Index3 gained 2.35%, due in large part to the rally in interest rates which resulted in significant duration gains for long-only fixed income portfolios and fixed income benchmarks.

The Fund gained 1.10% over the two month period. Relative to the ICE BofAML US High Yield Index, we attempt to mitigate interest rate risk in the Fund through hedging. While this interest rate hedging may add to relative performance in times of rising interest rates, it is likely to detract from performance when interest rates decline. After adjusting for duration gains, the ICE BofAML US High Yield Index was up 0.92% for the period, modestly behind that of the Fund. Additionally Fund performance was also somewhat muted due to the cash drag during the initial ramp up period as cash was deployed in the initial portfolio.

Portfolio Activity:

Portfolio activity has been concentrated on constructing a portfolio across structured credit sectors while focusing on the risk-adjusted return opportunities available in the current market that we believe are compelling. To date, our investment acquisitions have been concentrated predominantly in non-agency residential mortgage backed securities (“RMBS”), consumer asset backed securities (“ABS”) and corporate collateralized loan obligations (“CLOs”) (Exhibit 1).

Within the residential mortgage sector we believe that (a) borrower credit performance continues to improve for distressed and sub-performing legacy RMBS and (b) voluntary prepayments have increased due to credit curing and ongoing loan to value improvements. In our opinion, select discount legacy RMBS offer attractive total return potential as credit curing of underlying loan portfolios should change market loss expectations for individual securities and may result in price appreciation. We generally attempt to identify securities or capital structures that, in our view, have attractive convexity profiles as a result of their potential to significantly change in duration or loss expectations, both of which may be the primary catalysts for excess returns. We have been able to invest in a number of what we believe are attractive legacy RMBS securities across the Prime, Alt-A and Subprime subsectors.

In our view, CLOs, and the underlying leveraged loans backing them, were among the most dislocated sectors across fixed income credit markets during Q4 2018 and have lagged the recovery seen in other credit sectors in 2019. As a result, we have added exposure to mezzanine tranches of CLOs to capture what we believe are attractive base case return expectations. Additionally, these positions may provide additional total return potential should leveraged loans reprice to fair value.

Within the ABS sector we have added positions across a number of consumer and commercial ABS sectors. The largest allocation has been within the student loan sector where we have been adding a combination of very seasoned private student loan securitizations, which we believe are currently trading at attractive discounts in the market, and more recent "first loss" exposure to portfolios of student loans to high credit quality borrowers. We have also added what we believe are attractive mezzanine exposures to securitizations in the (consumer) subprime auto loan and (commercial) cell tower sectors.

[1]	The Federal Reserve Board is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
[2]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.
[3]	The ICE BofAML US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

You cannot invest directly in an index.

2	www.1wscapital.com

1WS Credit Income Fund	Management Commentary

April 30, 2019 (Unaudited)

While containing a proportionately smaller allocation to commercial mortgage-backed securitization (“CMBS”) positions, the initial portfolio includes select CMBS exposures within both the seasoned legacy and moderately seasoned CMBS sectors. We remain constructive on the fundamental outlook for commercial real estate broadly, however, we believe a potentially slowing economy increases the need for focused underwriting and greater differentiation at the security level.

Important Notes

Past performance is no guarantee of future results. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Interest rate hedging transactions may not be successful and it may not be possible for the Fund to hedge against an interest rate fluctuation that is so generally anticipated that the Fund is not able to enter into a hedging transaction at a price sufficient to protect its assets from the decline in value of the portfolio positions anticipated as a result of such fluctuation. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. Structured finance securities may present risks similar to those of the other types of debt obligations in which the Fund may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Investing in structured finance securities may be affected by a variety of factors, including priority in the capital structure of the issuer thereof, the availability of any credit enhancement, and the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, among others. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for information on these and other risks.

The mention of asset class breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such asset classes is not a sufficient basis upon which to make an investment decision. The Fund’s portfolio composition is subject to change at any time. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the portfolio manager disclaims any responsibility to update such views. The views expressed in this report reflect the current views of the portfolio manager.

Semi-Annual Report | April 30, 2019	3

1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2019 (Unaudited)

	Rate	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED SECURITIES (30.16%)

Residential (24.24%)
Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series, Series 2004-W10, Class M5(a)	1M US L + 2.10%	10/25/34	$208,336	$184,480
Banc of America Funding, Series 2007-5, Class CA8(a)	5.35% -1M US L	07/25/37	4,604,730	672,737
Bear Stearns Asset Backed Securities I Trust, Series 2005-HE3, Class M5(a)	1M US L + 2.12%	03/25/35	2,128,000	2,017,221
Citicorp Residential Mortgage Trust Series, Series 2006-2, Class M2(b)	5.41%	09/25/36	2,000,000	1,913,690
Fremont Home Loan Trust, Series 2004-C, Class M3(a)	1M US L + 1.73%	08/25/34	261,399	245,835
JP Morgan Mortgage Acquisition Trust, Series 2006-HE2, Class M2(a)	1M US L + 0.32%	07/25/36	1,011,874	799,600
JP Morgan Mortgage Trust, Series 2005-A5, Class TB1(a)	4.53%	08/25/35	765,828	756,416
Merrill Lynch Mortgage Investors Trust HE1, Series 2006-HE1, Class M2(a)	1M US L + 0.40%	12/25/36	2,000,000	1,760,928
New Century Home Equity Loan Trust, Series 2005-2, Class M6(a)	1M US L + 1.02%	06/25/35	313,149	190,403
Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Series 2006-HE2, Class M2(a)	1M US L + 0.34%	03/25/36	1,722,009	1,001,664
Popular ABS Mortgage Pass-Through Trust, Series 2005-5, Class MF1(b)	3.99%	11/25/35	439,714	279,347
RALI Trust, Series 2007-QS4, Class 3A9	6.00%	03/25/37	1,199,348	1,097,931
RALI Trust, Series 2006-QS9, Class 1A16(a)	1M US L + 0.65%	07/25/36	993,460	745,849
RALI Trust, Series 2006-QS9, Class 1A5(a)	1M US L + 0.70%	07/25/36	1,464,632	1,102,942
Residential Asset Securitization Trust, Series 2005-A8CB, Class A6	5.00%	07/25/35	687,726	570,278
Wells Fargo Mortgage Backed Securities Trust, Series 2007-1, Class A4	5.75%	02/25/37	739,318	700,935
Wells Fargo Mortgage Backed Securities Trust, Series 2007-1, Class A8	5.75%	02/25/37	522,653	495,241
				14,535,497

Commercial (5.92%)
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX(a)	5.48%	01/15/49	675,767	680,284
Commercial Mortgage Trust, Series 2015-CR24, Class D(a)	3.46%	08/10/25	500,000	451,791
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-CB13, Class AJ(a)	5.78%	01/12/43	1,387,984	1,398,620
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A4	3.25%	12/15/24	1,000,000	1,015,375
				3,546,070

TOTAL MORTGAGE-BACKED SECURITIES (Cost $17,819,759)				18,081,567

ASSET-BACKED SECURITIES (17.55%)
Exeter Automobile Receivables Trust, Series 2019-2X, Class E	4.68%	06/15/23	2,500,000	2,513,978
KeyCorp Student Loan Trust, Series 2006-A, Class 2C(a)	3M US L + 1.15%	03/27/42	2,000,000	1,682,454
MelTel Land Funding LLC, Series 2019-1X, Class B	4.70%	04/15/24	750,000	751,100
MelTel Land Funding LLC, Series 2019-1X, Class C	6.07%	04/15/24	750,000	751,129
National Collegiate Student Loan Trust, Series 2007-4, Class A3A2(a)	5.98%	03/25/38	982,000	983,471
National Collegiate Student Loan Trust, Series 2007-1, Class A4(a)	1M US L + 0.31%	10/25/33	2,000,000	1,825,362
Sofi Professional Loan Program, Series 2019-BX, Class R1(c)	0.00%	08/17/48	56,770	2,015,007

TOTAL ASSET-BACKED SECURITIES (Cost $10,402,796)				10,522,501

COLLATERALIZED LOAN OBLIGATIONS (22.60%)(a)
Anchorage Capital CLO, Ltd., Series 2017-7X, Class ER	3M US L + 5.60%	10/15/27	1,000,000	990,438
Anchorage Capital CLO, Ltd., Series 2018-8X, Class ER	3M US L + 5.75%	07/28/28	500,000	495,540
Anchorage Capital CLO, Ltd., Series 2017-6X, Class ER	3M US L + 6.35%	07/15/30	700,000	687,470
BlueMountain CLO, Ltd., Series 2018-2X, Class SUB(c)	0.00%	08/15/31	1,300,000	819,000

See Notes to Consolidated Financial Statements.

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1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2019 (Unaudited)

	Rate	Maturity Date	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS (continued)
BlueMountain CLO, Ltd., Series 2018-1X, Class ER	3M US L + 5.55%	04/20/27	$500,000	$473,953
Canyon Capital CLO, Ltd., Series 2017-2X, Class ER	3M US L + 6.85%	04/15/29	950,000	952,334
Cent CLO, Ltd., Series 2018-24X, Class DR	3M US L + 5.75%	10/15/26	1,000,000	988,032
Dryden Senior Loan Fund, Series 2015-38X, Class SUB(c)(d)	0.00%	07/15/30	750,000	525,000
ICG US CLO, Ltd., Series 2018-1X, Class DR	3M US L + 5.75%	07/29/28	1,250,000	1,220,600
Jackson Mill CLO, Ltd., Series 2018-1X, Class ER	3M US L + 5.00%	04/15/27	500,000	484,541
KKR CLO Trust, Series 2018-13X, Class ER	3M US L + 4.95%	01/16/28	500,000	485,000
MP CLO, Ltd., Series 2018-2X, Class ER	3M US L + 5.45%	10/28/27	750,000	741,917
OCP CLO, Ltd., Series 2015-8X, Class D	3M US L + 5.50%	04/17/27	500,000	497,473
Palmer Square Loan Funding, Series 2019-2X, Class D(d)	3M US L + 5.50%	04/20/27	500,000	497,500
Recette CLO, Ltd., Series 2015-1X, Class E	3M US L + 5.70%	10/20/27	500,000	498,500
SCOF, Ltd., Series 2018-2X, Class ER	3M US L + 5.71%	07/15/28	500,000	493,128
Shackleton CLO, Ltd., Series 2017-8X, Class ER	3M US L + 5.34%	10/20/27	1,000,000	985,342
Sound Point CLO III-R, Ltd., Series 2018-2RX, Class E	3M US L + 6.00%	04/15/29	500,000	485,955
Venture CDO, Ltd., Series 2016-25X, Class E	3M US L + 7.20%	04/20/29	500,000	501,077
Wind River CLO, Ltd., Series 2018-1X, Class ER	3M US L + 5.55%	07/15/28	750,000	731,422

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $13,408,895)				13,554,222

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (29.45%)
BlackRock Liquidity Funds Treasury Trust Fund Portfolio	2.28%	17,655,797	$17,655,797

TOTAL SHORT TERM INVESTMENTS (Cost $17,655,797)			17,655,797

TOTAL INVESTMENTS (99.76%) (Cost $59,287,247)			$59,814,087

Other Assets In Excess Of Liabilities (0.24%)(e)			144,451
NET ASSETS (100.00%)			$59,958,538

Percentages are stated as a percent of net assets.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | April 30, 2019	5

1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2019 (Unaudited)

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of April 30, 2019 was 2.48%

3M US L - 3 Month LIBOR as of April 30, 2019 was 2.58%

(a)	Floating or variable rate security. The Reference Rate is described above. The Interest Rate in effect as of April 30, 2019 is based on the Reference Rate plus the displayed spread as of the security's last reset date.
(b)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at April 30, 2019.
(c)	The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(d)	All or a portion of this position has not settled as of April 30, 2019. The interest rate shown represents the stated spread over the LIBOR rate. The Fund will not accrue interest until the settlement date, at which point LIBOR will be established.
(e)	Includes cash being held as collateral for futures contracts.

FUTURES CONTRACTS

At April 30, 2019, the Fund had the following outstanding futures contracts:

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Unrealized Depreciation
US 5YR NOTE	Wells Fargo	Short	102	June 2019	$(11,795,344)	$(62,390)
					$(11,795,344)	$(62,390)

See Notes to Consolidated Financial Statements.

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1WS Credit Income Fund	Consolidated Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

ASSETS:
Investments, at fair value (Cost $59,287,247)	$59,814,087
Cash	6,908,848
Variation margin receivable	15,938
Interest receivable	323,573
Receivable due from advisor	44,325
Capital shares sold receivable	564,990
Deposit held with broker for futures contracts	57,669
Prepaid offering costs	254,993
Prepaid expenses and other assets	3,684
Total Assets	67,988,107

LIABILITIES:
Payable for investment securities purchased	7,896,475
Accrued fund accounting and administration fees payable	17,280
Accrued trustees' fees payable	167
Other payables and accrued expenses	115,647
Total Liabilities	8,029,569
Net Assets Value Attributable to Shareholders	$59,958,538

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO SHARES:
Paid-in capital	$59,313,000
Total distributable earnings	645,538
Net Assets Value Attributable to Shareholders	$59,958,538

NET ASSET VALUE
Class I:
Net assets	$59,958,538
Shares outstanding (unlimited shares authorized, par value $0.001 per share)	2,965,274
Net Asset Value per Share	$20.22

See Notes to Consolidated Financial Statements.

Semi-Annual Report | April 30, 2019	7

1WS Credit Income Fund	Consolidated Statement of Operations

For the Period March 4, 2019 (Commencement of Operations) to April 30, 2019 (Unaudited)

INVESTMENT INCOME:
Dividends	$127,209
Interest	170,545
Total Investment Income	297,754

EXPENSES:
Investment advisory fee	139,950
Fund accounting, administration and compliance fees	28,079
Offering cost	45,537
Professional fees	43,195
Organization expenses	100,601
Trustees' fees and expenses	45,167
Transfer agent fees	26,258
Other expenses	11,935
Total Expenses	440,722
Less fees reimbursed by Adviser (See Note 4)	(254,081)
Less advisory fees waived (See Note 4)	(69,975)
Net Expenses	116,666
Net Investment Income	181,088

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Change in unrealized appreciation/(depreciation) on:
Investment securities	526,840
Futures contracts	(62,390)
Net unrealized gain:	464,450
Net Realized and Unrealized Gain on Investments	464,450
Net Increase in Net Assets Attributable to Shares from Operations	$645,538

See Notes to Consolidated Financial Statements.

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1WS Credit Income Fund	Consolidated Statement of Changes in Net Assets

For the Period March 4, 2019 (Commencement of Operations) to April 30, 2019 (Unaudited)
FROM OPERATIONS:
Net investment income	$181,088
Net change in unrealized appreciation	464,450
Net Increase in Net Assets Attributable to Shares from Operations	645,538

Proceeds from sale of shares	59,326,827
Cost of shares redeemed	(113,827)
Net Increase from Capital Share Transactions	59,213,000
Net Increase in Net Assets Attributable to Shares	59,858,538

NET ASSETS:
Beginning of period	100,000
End of period	$59,958,538

See Notes to Consolidated Financial Statements.

Semi-Annual Report | April 30, 2019	9

1WS Credit Income Fund	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Period March 4, 2019 (Commencement of Operations) to April 30, 2019 (Unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$20.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.06
Net realized and unrealized gain on investments	0.16
Total Income from Investment Operations	0.22

Net asset value per share - end of period	$20.22

Total Investment Return - Net Asset Value(b)	1.10%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to shares, end of period (000s)	$59,959
Ratio of actual expenses to average net assets including fee waivers and reimbursements	1.27	%(c)
Ratio of actual expenses to average net assets excluding fee waivers and reimbursements	3.87	%(d)
Ratio of net investment income to average net assets	1.97	%(c)
Portfolio turnover rate	0.49	%(e)

(a)	Calculated using average shares outstanding.
(b)	Total investment return is calculated assuming a purchase of share at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(c)	These ratios to average net assets have been annualized.
(d)	These ratios to average net assets have been annualized except the non-recurring organizational expenses which have not been annualized.
(e)	Percentage represents the results for the period and is not annualized.

See Notes to Consolidated Financial Statements.

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1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2019 (Unaudited)

NOTE 1. ORGANIZATION

1WS Credit Income Fund (“1WS Credit”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a non-diversified, closed-end management investment company that continuously offers its shares of beneficial interest (“Shares”). 1WS Credit operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, has adopted a policy to make quarterly repurchase offers at a price equal to net asset value (“NAV”) per Share, of no less than 5% of the Shares outstanding.

1WS Credit’s investment objective is to seek attractive risk-adjusted total returns through generating income and capital appreciation. 1WS Credit will seek to achieve its investment objective by investing primarily in a wide array of structured credit and securitized debt instruments. There can be no assurance that our investment objective will be achieved.

1WS Credit was organized as a Delaware statutory trust on July 20, 2018 pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. 1WS Credit had no operations from that date to March 4, 2019, commencement of operations, other than those related to organizational matters and the registration of its shares under applicable securities laws. 1WS Credit wholly owns and consolidates 1WSCI Sub I, LLC (the “Cayman Islands SPV”), an exempted company incorporated in the Cayman Islands on February 22, 2019. The Cayman Islands SPV is an investment vehicle formed to make investments on behalf of 1WS Credit. 1WS Credit is the managing and sole member of the Cayman Islands SPV pursuant to a limited liability agreement dated March 1, 2019. 1WS Credit and the Cayman Islands SPV are collectively referred to as the “Fund”.

1WS Capital Advisors, LLC (the “Adviser” or “1WS”) serves as the investment adviser of the Fund. 1WS is a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940 (the “Advisers Act”). The Adviser is controlled by its managing member, One William Street Capital Management, L.P. (“OWS”), which is also registered with the SEC as an investment adviser. The Fund’s portfolio manager and other personnel of the Adviser have substantial experience in managing investments and investment funds; including funds which have investment programs similar to that of the Fund.

Institutional Class Shares (which are not subject to any sales load or asset-based distribution fee) of the Fund are being offered on a continuous basis at the NAV per Share calculated each day. The Fund has applied for exemptive relief from the SEC to issue multiple classes of Shares and to impose asset-based distribution fees as applicable. Currently, only the Institutional Class Shares are being offered.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States dollars. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance for investment companies under Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies, including accounting for investments at fair value.

The preparation of these consolidated financial statements in accordance with GAAP requires management to make certain estimates and assumptions that affect the amounts reported in the consolidated financial statement and accompanying notes. The Adviser believes that the estimates utilized in preparing the financial statements are reasonable and prudent; however, actual results could differ from such estimates and the differences could be material.

Consolidation: 1WS Credit consolidates its investment in the Cayman Islands SPV because 1WS Credit is the sole shareholder of this entity. In accordance with ASC 810, Consolidation, the accompanying consolidated financial statements include the Cayman Islands SPV’s assets and liabilities and results of operations. All investments held by the Cayman Islands SPV are disclosed in the Consolidated Schedule of Investments. All intercompany accounts and transactions have been eliminated upon consolidation.

Investment Transactions: Investment transactions are accounted for on a trade-date basis for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest is recorded on an accrual basis. Realized gains and losses on investment transactions reflected in the consolidated statement of operations are recorded on a first-in, first-out basis. Premiums on fixed-income securities and discounts on non-distressed fixed-income securities are amortized and recorded within interest income in the consolidated statement of operations.

In the normal course of business, the Fund may enter into derivative contracts (“derivatives”) for hedging purposes or to gain synthetic exposures to certain investments. Derivatives are financial instruments whose values are based on an underlying asset, index, or reference rate and include futures, swaps, swaptions, options, or other financial instruments with similar characteristics.

Semi-Annual Report | April 30, 2019	11

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2019 (Unaudited)

Methodologies for fair valuing Fund investments are determined by the Board’s Valuation Committee. The Board and its Valuation Committee have delegated the day to day responsibility for determining fair values in accordance with the policies it has approved to the Adviser.

Fund Valuation: Institutional Class Shares are offered at NAV. NAV per Share is determined daily. The Fund’s NAV per share is calculated by subtracting liabilities (including accrued expenses and indebtedness) from the total assets of the Fund (the value of the investments plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Shares outstanding.

Recent Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update (ASU) 2018-13, Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for all entities for fiscal years beginning after December 15, 2019, and interim periods within those annual periods; entities are permitted to early adopt any modified disclosures. As of April 30, 2019, the Fund has chosen to early adopt the standard.

NOTE 3. PORTFOLIO VALUATION:

ASC 820 Fair Value Measurement, defines fair value as an exit price representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value and maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing the use of the most observable input when available.

Valuation inputs broadly refer to the assumptions market participants would use in pricing the asset or liability, including assumptions about risk. ASC 820 distinguishes between: (i) observable inputs, which are based on market data obtained from parties independent of the reporting entity, and (ii) unobservable inputs, which reflect the Adviser’s own assumptions about the judgments market participants would use. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the fair value measurement. When a valuation uses multiple inputs from varying levels of the fair value hierarchy, the hierarchy level is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Level 1—	Inputs that are unadjusted, quoted prices in active markets for identical assets or liabilities.

Level 2—	Inputs (other than quoted prices included in Level 1) that are observable, either directly or indirectly.

Level 3—	Inputs that are unobservable and reflect the Adviser’s best estimate of what market participants would use in pricing the asset or liability. This includes situations where there is little, if any, market activity for the asset or liability.

Generally, the Fund expects to be able to obtain pricing from independent third-party sources on many of its investments. However, in certain circumstances where such inputs are difficult or impractical to obtain or such inputs are deemed unreliable, we may fair value certain investments using internal manager marks.

The following factors may be pertinent in determining fair value: security covenants, call protection provisions and information rights; cash flows, the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the principal markets and financial environment in which the portfolio company operates; publicly available financial ratios of peer companies; changes in interest rates for similar debt instruments; and enterprise values, among other relevant factors.

Determination of fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of these investments may differ significantly from the values that would have been used had such market quotations existed for such investments, and any such differences could be material. Accordingly, under current accounting standards, the notes to the Fund’s financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the Fund’s financial statements.

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1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2019 (Unaudited)

The following tables summarize the Fund’s financial instruments classified as assets and liabilities measured at fair value by level within the fair value hierarchy as of April 30, 2019:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Residential Mortgage-Backed Securities	$–	$14,535,497	$–	$14,535,497
Commercial Mortgage-Backed Securities	–	3,546,070	–	3,546,070
Asset-Backed Securities	–	8,507,494	2,015,007	10,522,501
Collateralized Loan Obligations	–	12,210,222	1,344,000	13,554,222
Short Term Investments	17,655,797	–	–	17,655,797
Total	$17,655,797	$38,799,283	$3,359,007	$59,814,087
Other Financial Instruments
Liabilities:
Future Contracts	$(62,390)	$–	$–	$(62,390)
Total	$(62,390)	$–	$–	$(62,390)

The following table discloses the purchase of Level 3 portfolio investments as well as the value of transfers into or out of Level 3 for the period from commencement of operations to April 30, 2019 of the Fund’s Level 3 portfolio investments:

	Asset Backed Securities	Collateralized Loan Obligations	Total
Balance as of March 4, 2019 (Commencement of Operations)	$–	$–	$–
Accrued discount/ premium	(21,735)	4,447	(17,288)
Realized Gain/(Loss)	–	–	–
Change in Unrealized Appreciation/(Depreciation)	36,735	78,302	115,037
Purchases	2,000,007	1,261,251	3,261,258
Sales Proceeds	–	–	–
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of April 30, 2019	$2,015,007	$1,344,000	$3,359,007
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2019	$36,735	$78,302	$115,037

The following table presents additional information about the valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of April 30, 2019:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Fair Value (USD)	Valuation Technique	Unobservable Inputs	Value/Range
Asset-Backed Securities	$2,015,007	Broker pricing	Indicative quote	$3,549.42(1)
Collateralized Loan Obligations	$1,344,000	Broker pricing	Indicative quote	$63.00 - $70.00

(1)	Input is based on the total market value of the outstanding loan, of which the Fund owns 6%.

Federal Income Taxes: 1WS Credit has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to elect to be treated for federal income tax purposes, and intends to qualify annually, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). As a RIC, the Fund generally will not have to pay Fund-level federal income taxes on any ordinary income or capital gains that the Fund distributes to shareholders from our tax earnings and profits.

As of and during the period ended April 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

Semi-Annual Report | April 30, 2019	13

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2019 (Unaudited)

Distributions to Shareholders: The Fund intends to declare and pay substantially all of its net investment income to shareholders in the form of dividends on a quarterly basis. The Fund also intends to distribute substantially all net realized capital gains at least annually.

Offering Costs and Organizational Expenses: Offering costs incurred by the Fund of $300,530 which are subject to the Expense Limitation and Reimbursement Agreement, were treated as deferred charges until operations commenced and are being amortized over a 12-month period using the straight line method. Organizational expenses associated with the establishment of the Fund were expensed by the Fund and reimbursed by the Adviser in accordance with the Expense Limitation and Reimbursement Agreement. As of April 30, 2019, the Fund amortized $45,537 in offering costs and incurred $100,601 of organizational expenses. Unamortized amounts are included in prepaid offering costs in the Statement of Assets and Liabilities.

NOTE 4. FEES AND EXPENSES

Investment Advisory: Under an investment advisory agreement between the Fund and the Adviser (the “Advisory Agreement”), the Fund will pay the Adviser a fee at the annualized rate of 1.5% of the daily gross assets of the Fund (the "Management Fee”). For the one-year period beginning March 1, 2019, the Adviser has voluntarily agreed to reduce the Management Fee to 0.75% of the Fund’s daily gross assets.

Expense Limitation and Reimbursement Agreement: The Adviser agrees to waive the fees payable to it under the Investment Advisory Agreement or to pay or absorb operating expenses of the Fund, including, without limitation, organization and offering expenses (excluding brokerage and transactional expenses; borrowing and other investment-related costs and fees including interest and commitment fees; short dividend expense; acquired fund fees and expenses; taxes; litigation and indemnification expenses; judgments; and extraordinary expenses not incurred in the ordinary course of the Fund’s business – collectively, the "Exclusions”), to the extent necessary to limit the Other Expenses of the Institutional Class Shares of the Fund (as set forth in the Fund’s Prospectus) less the Exclusions to 0.50% per annum of the Fund’s daily gross assets.

During the period ended April 30, 2019, the advisor reimbursed fees of $254,081 under the Expense limitation Agreement which are recoupable through October 31, 2022. The advisor also waived Advisory fees of $69,975 which are not recoupable.

Officer and Trustee Compensation: The Fund will pay each member of the Board of Trustees who is not a director, officer, employee or affiliate of OWS a $15,000 annual retainer, $2,500 per board meeting and $1,000 for each committee meeting. The Chair of the Audit Committee and Nominating Committee each receives an additional a $5,000 annual retainer. None of the executive officers receive compensation from the Fund.

Distribution and Servicing Fees: The Fund has entered into a distribution agreement (the “Distribution Agreement”) with ALPS Distributors, Inc. (the “Distributor”), pursuant to which the Distributor is serving as the Fund’s principal underwriter and acts as the distributor of the Fund’s Shares on a best efforts basis, subject to various conditions.

Fund Administration and Accounting Fees and Expenses: ALPS Fund Services, Inc. (the “Administrator”) serves as the Fund’s administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund (which are in addition to the services provided by the Adviser, as described above). In consideration of these services, the Fund pays the Administrator, on a monthly basis. The Fund will reimburse the Administrator for certain out-of-pocket expenses incurred on behalf of the Fund.

Custodian: The Bank of New York Mellon serves as the Fund’s primary custodian.

Transfer Agent: DST Systems, Inc. (“DST”) serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund.

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1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2019 (Unaudited)

NOTE 5. SECURITIES TRANSACTIONS

Investment transactions for the period ended April 30, 2019, excluding short-term investments, were as follows:

Cost of Investments Purchased	Proceeds from Paydowns
$41,820,248	$159,218

NOTE 6. INVESTMENTS

Under normal investment conditions, the Fund will invest at least 80% of its assets (including borrowings for investment purposes) in debt obligations.

The securities/instruments acquired by the Fund may include all types of debt and other obligations (“Credit Investments”), and may have varying terms with respect to collateralization, seniority or subordination, purchase price, convertibility, interest payments and maturity, and may consist of the following: (i) residential and commercial mortgage-backed securities (“MBS”), as well as real estate loans or pools of such loans; (ii) asset-backed securities (“ABS”), or other instruments secured by financial, physical, and/or intangible assets (e.g., receivables or pools of receivables), and investments in any assets/instruments underlying the foregoing structured/secured obligations; (iii) debt and equity tranches of collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”); (iv) public and private senior and mezzanine, senior secured or unsecured bonds/loans; and (v) other income producing securities, including investment grade debt, debentures and notes, and deferred interest, pay-in-kind or zero coupon bonds/notes. The Fund may invest without limit in CLOs or CDOs, including the equity tranches of such vehicles.

The Fund may also invest indirectly in any of the foregoing instruments through: (i) investing in other funds, including exchange traded funds (“ETFs”) and up to 15% of its net assets in funds that are excluded from the definition of “investment company” under the 1940 Act solely by reason of Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, that are primarily invested in Credit Investments (except that investments in MBS, ABS, CLOs or CDOs and other Credit Investments that are not hedge funds or private equity funds are not subject to such 15% limitation); or (ii) entering into derivatives, including long and short positions in credit default swaps, total return swaps, forward contracts, futures and other similar transactions. The Fund may also use derivatives for cash management purposes, to modify interest rate exposure or to hedge positions. The Fund may invest in derivatives without limit, subject to adherence to applicable asset coverage and/or segregation requirements of the 1940 Act. (The Fund counts the foregoing indirect investments in debt obligations towards the Fund’s requirement to invest at least 80% of its assets in debt obligations.)

The Fund anticipates that many Credit Investments will be rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Credit Investments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

In seeking to achieve the Fund’s objective, the Fund may also invest a portion of its net assets in (i) U.S. and foreign government obligations, and highly-rated debt instruments (e.g., commercial paper); and (ii) long and short positions in public or private equity securities, which can include ETFs and real estate investment trusts.

The Fund intends, subject to favorable market conditions, to add leverage to its portfolio through direct borrowing and/or through entering into reverse repurchase agreements or derivative transactions that create leverage.

At any given time, a substantial portion of our portfolio may be illiquid, subjecting the Fund to increased credit risk. If a borrower or obligor or other counterparty on an instrument underlying a Credit Investment is unable to make its payments, we may be greatly limited in our ability to recover any outstanding principal and interest (or other applicable amounts) under such Credit Investment. Our Shares therefore should be purchased only by investors who could afford a possible substantial loss of their investment. There is no geographic or currency limitation on the securities or instruments acquired by the Fund. The Fund may purchase debt or equity securities of non-U.S. governments and corporate entities domiciled outside of the United States, including emerging markets issuers.

NOTE 7. DERIVATIVE INSTRUMENTS

The Fund may enter into derivative transactions in connection with its investing activities. These instruments derive their value, primarily or partially, from the underlying asset, indices, reference rate, or a combination of these factors. Derivatives are subject to various risks similar to non-derivative instruments, such as interest, market, and credit risk.

Semi-Annual Report | April 30, 2019	15

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2019 (Unaudited)

The Fund is subject to interest rate exposures, both directly and indirectly. Direct interest rate exposure can result from holding fixed rate bonds, the value of which may decrease if interest rates rise. Additionally, indirect interest rate exposure can result from certain securitization transactions that contain mismatches between the rate of interest earned on the underlying loans and/or receivables as compared to the rate of interest due on the securities. To hedge this risk for cases in which the Fund deems it effective, the Fund may enter into futures contracts, interest rate swaps, other interest rate options, or securities sold, not yet purchased.

The Fund is also subject to credit risk in the normal course of pursuing its investment objectives. In addition to the specific credit risk, in particular investment securities, the Fund is exposed to broader market credit risk. To hedge this risk, the Fund may enter into a variety of instruments, including credit default swaps, futures, options, and swaptions.

Futures Contracts: Futures contracts are commitments to either purchase or sell a financial instrument or commodity at a future date for a specified price. Upon entering into futures contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent changes in market value of the contract (which may require additional margin to be deposited) are recorded for financial statement purposes as unrealized gains or losses.

The Fund may use futures contracts to hedge against changes in the value of financial instruments or changes in interest rates. Upon entering into such futures contracts, the Fund bears the risk of interest rates or financial instruments’ prices moving adversely to the positions. With futures, counterparty risk is mitigated as these contracts are exchange-traded and the exchange’s clearinghouse guarantees against non-performance by the counterparty.

The following is a summary of the fair value and the effect of derivative instruments held directly by the Fund as of April 30, 2019 and where such derivatives are recorded:

	Statement of Assets and Liabilities Location		Statement of Operations Location
Risk Exposure	Derivative Asset Unrealized appreciation on futures contracts(a)	Derivative Liability Unrealized depreciation on futures contracts(a)	Net Realized Gain/(Loss) on futures contracts	Net Change in Unrealized Appreciation/(Depreciation) on futures contracts
Interest Rate Contracts (Futures Contracts)	$–	$(62,390)	$–	$(62,390)
Total	$–	$(62,390)	$–	$(62,390)

(a)	Includes the cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s net variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The daily average notional value and number of futures contracts outstanding during the period ended April 30, 2019 was $4,197,864 and 36, respectively.

NOTE 8. LEVERAGE

The Fund may obtain leverage in seeking to achieve its investment objective, including obtaining financing to make investments in Credit Investments. The Fund expects that borrowings by the Fund will be secured by Credit Investments held by the Fund. The Fund may obtain leverage through direct borrowing and/or through entering into reverse repurchase agreements or derivative transactions that create leverage.

Leverage can have the effect of magnifying the Fund’s exposure to changes in the value of its assets and may also result in increased volatility in the Fund’s NAV. This means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund owned its assets on an unleveraged basis. The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent that the Fund is exposed to leverage directly or indirectly. As of April 30, 2019 the Fund did not utilize leverage.

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1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2019 (Unaudited)

NOTE 9. REPURCHASE OFFERS

In order to provide limited liquidity to its shareholders, the Fund will offer to repurchase no less than 5% of its outstanding Shares on a quarterly basis. The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers at a price equal to the NAV per Share as of the Repurchase Pricing Date (i.e., the date that will be used to determine the Fund’s NAV applicable to the repurchase offer), of between 5% and 25% of the Shares outstanding. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, which is the minimum amount permitted. The Fund will make quarterly repurchase offers in the months of March, June, September and December. There is no guarantee that shareholders will be able to sell all of the shares they desire in a repurchase offer because shareholders, in total, may wish to sell more than the percentage of the Fund’s shares being repurchased.

During the period ended April 30, 2019, the Fund completed one quarterly repurchase offer. In this offer, the Fund offered to repurchase no less than 5% of the number of its outstanding shares as of the Repurchase Pricing Date. The repurchase offer was not oversubscribed. The result of the repurchase offer was as follows:

Repurchase Offer
Repurchase Commencement Date	03/14/2019
Repurchase Request Deadline	04/08/2019
Repurchase Pricing Date	04/15/2019
Repurchased Shares ($)	$113,827
Repurchased Shares (Shares)	5,649

NOTE 10. PRINCIPAL RISKS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Brief Operating History: The Fund is a non-diversified, closed-end management investment company with limited operating history. As a result, prospective investors have little track record or history on which to base their investment decision.

Investment and Market Risk: The Fund may invest in credit-sensitive investments. Until such investments are sold or mature, the Fund is exposed to risks, including interest rate and spread risks, as well as credit and structural risks relating to whether the cash flows from the underlying assets will be sufficient in amount and timing to make expected payments on the securities. The Adviser monitors the risk parameters and expected volatility of the Fund’s overall portfolio and attempts to manage concentrations of the portfolio in any particular investment holding, strategy, or market. Additionally, the Adviser seeks to control portfolio risks through selective sizing of positions based on a regular evaluation of each investment’s risk and reward characteristics. Regular mark-to-market portfolio monitoring helps the Adviser monitor the investments. The Adviser has also developed a proprietary risk management system and uses statistical and cash flow models to monitor portfolio risk, as well as individual position specific risk.

While the Adviser generally seeks to hedge certain portfolio risks, the Adviser will not, in general, attempt to hedge all market, interest rate or other risks in the portfolio, and it may elect to only partially hedge certain risks. Specifically, the Adviser may determine that it is economically unattractive, or otherwise undesirable, to hedge certain risks and instead may rely on diversification to offset such risks.

Repurchase Offers Risk: An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares. The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct repurchase offers of the Fund’s outstanding Shares at NAV, subject to approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, cash from the sale of Shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments and cash from the sale of Shares. The Fund believes that it can meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income

Semi-Annual Report | April 30, 2019	17

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2019 (Unaudited)

Leverage Risk: Under current market conditions, the Fund generally intends to utilize leverage in an amount up to 33 1/3% of the Fund’s total assets principally through outstanding senior securities representing indebtedness (“Borrowings”). In the future, the Fund may elect to utilize leverage in an amount up to 50% of the Fund’s total assets through the issuance of Preferred Shares. Leverage may result in greater volatility of the net asset value and distributions on the Shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from Borrowings or the issuance of Preferred Shares, if any, are borne entirely by shareholders. Share income may fall if the interest rate on Borrowings or the dividend rate on Preferred Shares rises, and may fluctuate as the interest rate on Borrowings or the dividend rate on Preferred Shares varies. In addition, the Fund’s use of leverage will result in increased operating costs. Thus, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to shareholders will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to shareholders than if the Fund were not so leveraged. In addition, the costs associated with the Fund’s incursion and maintenance of leverage could increase over time. There can be no assurance that the Fund’s leveraging strategy will be successful. As of April 30, 2019 the Fund did not utilize leverage.

Liquidity Risk: The Fund needs cash liquidity in order to settle trading obligations, meet margin calls on derivatives, meeting margin calls and repayments on maturing financial arrangements, and meet repurchase offers.

The Adviser actively monitors and manages the current and future sources of and draws on liquidity (cash and cash equivalents) as well as liquid securities.

Credit Risk: Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Non-Diversified Fund Risk: The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Interest Rate Risk: Interest rate risk arises from the possibility that changes in interest rates will affect the value of financial instruments. The Fund may be exposed to risks associated with the effects of fluctuations in the prevailing levels of market interest rates on their financial position and cash flows. The Fund may be exposed to interest rate risk as a result of mismatches or gaps in the amounts of assets and liabilities that mature or reprice in a given period.

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1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2019 (Unaudited)

NOTE 11. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amounts and characteristics of tax basis distributions and composition of distributable earnings/ (accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of the date of the semi-annual report. The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at April 30, 2019, were as follows:

Cost of investments for income tax purposes	$47,554,293
Gross appreciation (excess of value over tax cost)	$529,282
Gross depreciation (excess of tax cost over value)	(64,832)
Net unrealized appreciation	$464,450

NOTE 12. SUBSEQUENT EVENTS

In preparing these financial statements, the Fund’s management has evaluated events and transactions through the date the financial statements were issued.

The Fund notified shareholders of a quarterly repurchase offer on June 17, 2019. The Fund intends to complete the quarterly repurchase offer on July 15, 2019.

On June 27, 2019 the Fund paid a distribution to shareholders in the form of a dividend of $0.30 per share. The dividend was distributed to shareholders of record at the close of business on June 26, 2019.

Semi-Annual Report | April 30, 2019	19

1WS Credit Income Fund	Approval of Investment Advisory Agreement

April 30, 2019 (Unaudited)

At a meeting held in person on December 14, 2018, the Board of Trustees (the “Board”) of 1WS Credit Income Fund, a Delaware statutory trust (the “Fund”), approved the investment advisory agreement (the “Advisory Agreement”) between the Fund and 1WS Capital Advisors, LLC, a Delaware limited liability company (the “Adviser”), for an initial two-year period. Also, by a unanimous vote, the members of the Board (the “Trustees”) who are not “interested persons,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Fund (the “Independent Trustees”), separately voted to approve the Advisory Agreement.

In considering whether to approve the Advisory Agreement, the Board reviewed various materials from the Adviser, which included: (i) information concerning the services proposed to be provided to the Fund by the Adviser; (ii) the investment performance of a hedge fund managed by the Adviser, with an investment program that is similar to that of the Fund, including comparative performance information; (iii) the proposed fees and expenses of the Fund, including comparative expense information; (iv) information on the estimated profitability of the Adviser and its affiliates, taking into account their cost of providing services; and (v) other potential benefits to the Adviser from its relationship with the Fund. In particular, the Board considered the following:

(a) The Nature, Extent and Quality of Services Proposed to be Provided by the Adviser

The Trustees reviewed various presentations the Adviser provided to the Board regarding services proposed to be provided to the Fund. The Trustees noted the importance of the Adviser having adequate resources and, in this regard, noted One William Street Capital Management, L.P.’s, the sole managing member of the Adviser (“OWS”), assets under management, positive earnings and sound capital position. The Trustees observed that although the Adviser was newly organized, OWS has had a profitable asset management business that has operated for over ten years. The Trustees also took into account OWS’s representation, as the sole managing member of the Adviser, that its current financial condition should enable the Adviser to provide quality services to the Fund. In connection with the broad scope of proposed investment advisory services to be provided to the Fund, the Board discussed, in detail, with representatives of the Adviser, the proposed management of the Fund’s investments in accordance with the Fund’s stated investment objective and policies. In this regard, the Board also considered the experience of the individuals responsible for the management and operation of the Fund's assets in managing funds and other alternative investment vehicles. The Board noted that the Adviser would provide, at its own expense, facilities necessary for the operation of the Fund and it would make certain of its personnel available to serve as the senior officers of the Fund, including the Chief Executive Officer and the Chief Financial Officer. The Trustees also noted OWS’s experience in managing funds and accounts with similar strategies to those of the Fund. The Board found it was reasonable to expect that the Fund would receive the services required from the Adviser under the Advisory Agreement and that these services should be of high quality.

(b) Investment Performance of the Fund and Adviser

In connection with the evaluation of the services proposed to be provided by the Adviser, the Trustees reviewed the performance for another hedge fund managed by the Adviser, with an investment program that is similar to that of the Fund, compared to the performance of certain benchmarks. The Trustees noted that although the hedge fund’s strategies are similar to those of the Fund, there are some key differences which should be taken into account. The Board nevertheless observed the relatively strong performance of the hedge fund.

(c) Cost of the Services Proposed to be Provided and Profits Realized by the Adviser from its Relationship with the Fund

The Trustees reviewed the cost of services proposed to be provided by the Adviser and the fees paid under the Advisory Agreement. The Trustees considered that under the Advisory Agreement the Fund will pay the Adviser a fixed management fee of 1.50% of gross assets per year and that there would not be any incentive fee. The Trustees also considered information showing a comparison of the advisory fees and expense ratio of the Fund compared with fees and expenses of other similar 1940 Act-registered products, as well as the fees of the hedge fund managed by the Adviser. The Board noted that the proposed fees paid under the Advisory Agreement were in line with those of other similar closed-end funds, and comparable to those charged by the hedge fund managed by the Adviser. The Trustees also observed the expected effect of the proposed expense limitation on non-management gross assets proposed by the Adviser. Based on its review, the Board concluded that the proposed level of the management fee for the Fund was fair and reasonable in light of the extent and quality of services proposed to be provided to the Fund.

In reaching this conclusion, the Trustees also considered the estimated profitability to be realized by the Adviser and its affiliates from the relationship with the Fund as well as other factors discussed below. The Trustees observed the lack of meaningful profitability from the Fund expected in the first year.

(d) Other Benefits

The Trustees then considered the potential direct and indirect benefits to the Adviser and its affiliates from its relationship with the Fund, including the fees paid pursuant to the Advisory Agreement. The Board concluded that the Fund would benefit from those services and that the benefits to the Adviser derived from these relationships seemed fair and reasonable.

(e) Economies of Scale

The Trustees then noted that economies of scale may be realized when a fund’s assets increase significantly. The Trustees observed that because the Fund is newly formed and the eventual aggregate amount of Fund assets is uncertain, the Trustees did not consider specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any. The Trustees determined that they would revisit this issue after the initial two-year term of the Advisory Agreement.

20	www.1wscapital.com

1WS Credit Income Fund	Approval of Investment Advisory Agreement

April 30, 2019 (Unaudited)

Conclusion

Based on all of the foregoing, and such other matters as were deemed relevant, the Board found the proposed fee structure under the Advisory Agreement to be fair and reasonable in light of the services proposed to be provided by the Adviser. No single factor was determinative to the decision of the Board. Based on this determination, all of the Trustees, including all of the Independent Trustees, approved the Advisory Agreement for an initial two-year period.

Semi-Annual Report | April 30, 2019	21

1WS Credit Income Fund	Additional Information

April 30, 2019 (Unaudited)

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT(when available). The Fund’s Forms N-Q or N-PORT will be available on the Fund’s website located at http://www.1wscapital.com; on the SEC’s website at http://www.sec.gov; or for review and copying at the SEC’s Public Reference Room (the “PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available without charge, upon request, by calling 1-833-834-4923, on the Fund’s website located at http://www.1wscapital.com, and on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year without charge, upon request, by calling 1-833-834-4923, on the Fund’s website located at www.1wscapital.com, and on the SEC’s website at http://www.sec.gov.

22	www.1wscapital.com

Intentionally Left Blank

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6.	Investments.

(a)	The registrant’s Schedule of Investments as of the close of the reporting period is included in the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report.

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

While the Fund’s Nominating Committee is responsible for the selection and nomination of the Fund's Independent Trustees, the Nominating Committee may consider nominations for the office of Independent Trustee made by shareholders in the Fund as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations (that include biographical information and set forth the qualifications of the proposed nominee) to 1WS Credit Income Fund, 299 Park Avenue, 25th Floor, New York, New York 10171; Attention: Chief Executive Officer.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

1WS Credit Income Fund

By:	/s/ Kurt A. Locher
Kurt A. Locher, Chief Executive Officer
(Principal Executive Officer)
Date:	July 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kurt A. Locher
Kurt A. Locher, Chief Executive Officer
(Principal Executive Officer)
Date:	July 3, 2019

By:	/s/ Stephanie Dolan
Stephanie Dolan, Chief Financial Officer and Principal Accounting Officer

Date:	July 3, 2019